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                          (ROYAL BANK LETTERHEAD)

                                                                 EXHIBIT 10.4
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                                                  Royal Bank of Canada
                                                  5001 Yonge Street, 2nd Floor
                                                  North York, Ontario  M2N 6P6

                                                  Tele:  (416) 512-4567
                                                  Fax :  (416) 512-4540

September 26, 1997

David Thornley
PSINET LIMITED
100 Sheppard Avenue East, 6th Floor
North York, Ontario
M2N 6N5

Dear David:

                                Re: Lease 16-66615
                                ------------------

As discussed, enclosed please find the following Lease documentation (in duplicate) covering the Workstations, Chairs and Keyboard Tables supplied by Groupe Lacasse:

-- Leasing Schedule - (full signature)
-- Appendix "A" - (initials only)
-- Copies of Invoices - (initials only)
-- Appendix "B" - Obsolescence - (initials only - 2nd page)
-- Equipment Acceptance Notice - (full signature)
-- Personally Approved Payments - Authorization (full signature)
-- Statement of Insurance - (full signature)
-- Insurance Requirements - to be faxed to your Insurance Agent

Would you kindly arrange for execution per the attached Resolution and return all documents to my attention at your very earliest.

I will require the original Invoices, please request same from the supplier, Groupe Lacasse.

Please note that the funds cannot be disbursed to you until the executed documents are returned to me. Please do not hesitate to contact me if you have any questions.

Yours truly,


/s/_______________
Carol Sterioff
Assistant Manager
Business Development


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[LETTERHEAD]


                                 RESOLUTION REGARDING
                                 BANKING AND SECURITY




                           PSINET LIMITED                      (the "Company")
--------------------------------------------------------------
                         (Name of Company)

Address:      7300 WARDEN AVENUE, SUITE 213, MARKHAM, ONTARIO, L3R 9Z6
        ----------------------------------------------------------------------

INCORPORATING STATUTE:  CANADA BUSINESS CORPORATIONS ACT
                      --------------------------------------------------------


RESOLVED:

    1.   That ROYAL BANK OF CANADA (the "Bank") is appointed banker for the
         Company.

    2.   That (a)  either the President or Secretary for amounts up to
                   $20,000.00;
              (b) either the Pesident or Secretary together with any one of the following:
                   William L. Schrader, David Kunkel, Harold S. Wills
                   For amounts in excess of $20,000.00
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         Are authorized on behalf of the Company from time to time:

    (a) to withdraw or order transfers of funds from the Company's accounts by any means including the making, drawing, accepting, endorsing or signing of cheques, promissory notes, bills of exchange, other orders for the payment of money or other instruments or giving of other instructions;

    (b) to borrow money and obtain other credit from the Bank in such amounts and on such terms as may be deemed appropriate, whether by loan, advance, overdraft or by any other means;

    (c) to mortgage, hypothecate, change, pledge, convey, assign, transfer or create a security interest in any or all of the property, real and personal, immoveable and moveable, undertaking and rights of the Company, present and future, to secure the payment and performance of any or all of the present and future liabilities and obligations of the Company to the Bank;

    (d) to sign any agreements or other documents or instruments with or in favour of the Bank, including the Bank's general financial services agreement and contracts relating to products or services provided by the Bank to the Company;

    (e) to do, or to authorize any person or persons to do, any one or more of the following:

    (f) to receive from the Bank any cash or any securities, instruments or other property of the Company held by the Bank, whether for safekeeping or as security, or to give instructions to the Bank for the delivery or other transfer of any such cash, securities, instruments or other property to any person named in those instructions;


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[LETTERHEAD]

                                      COMPANIES

                            LIST OF OFFICERS AND DIRECTORS


To: Royal Bank of Canada


                           I, the undersigned, Secretary of


                                    PSINET LIMITED
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                                  (Name of Company)

hereby certify that the following are its officers and directors, namely:

                             OFFICERS (NAMES AND TITLES)

         William L. Schrader -    Chairman of the Board
         Nadir Desai         -    President
         Wesley Roitman      -    Secretrary & Treasurer


                                      DIRECTORS

                   Michael G. Beairsto
                   William L. Schrader
                   Nadir Desai
                   Wesley Roitman
                   David Kunkle

Dated         November          25th   ,         1996
      ---------------------  ------------  ----------------
              (month)           (day)           (year)

  CORPORATE SEAL
 (Nova Scotia and
Prince Edward Island)

                                             /s/ Wesley Roitman
                                             ---------------------------------
                                                 Wesley Roitman  -  Secretary


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LEASING SCHEDULE                            Number 16-66615

            Royal Bank of Canada, as Lessor, hereby leases to: PSINET LIMITED as Lessee, the Equipment hereinafter described, in consideration of the rental and for the term hereinafter set forth, the whole pursuant to and subject to the terms and conditions set forth in that certain Leasing Agreement entered into between Lessor and Lessee as of the 30th day of June 1997

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1. Equipment  Quantity  Make and Description     Model Number   Serial Number

                        81 Complete Workstations, 81 Chairs, 81 Articulated Keyboard Tables supplied by Groupe Lacasse as more fully described under the attached Appendix "A"

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2. Term    Term                                                         36
           ----------------------------------------------------------------
           Commencement Date of Term                        Sept. 29, 1997
           ----------------------------------------------------------------
           Termination Date of Term                          June 28, 2000
           ----------------------------------------------------------------
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3. Rental  Aggregate Rental                                    $150,856.52
           ----------------------------------------------------------------
           Monthly Rental Instalment                             $4,190.46
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           Goods & Services Tax                                    $293.33
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           Provinicial Sales Tax, if any,
             at rate current on date hereof                         $335.24
           ----------------------------------------------------------------
           Total Monthly Rental Instalment                        $4,819.03
           ----------------------------------------------------------------
           Interim Rental Factor                                          0
           ----------------------------------------------------------------
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4. Option to Purchase

           Option to Purchase Date                           Purchase Price
           ----------------------------------------------------------------
               June 28, 2000                                    $13,465.49

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5. Settlement Value

             Twelve Month
             Period                1   2   3   4  5  6  7  8  9 10 11 12
           --------------------------------------------------------------
             Percentage of Net
$134,654.85  Equipment Cost      100% 71% 38%  *  0% 0% 0% 0% 0% 0% 0% 0%
           ----------------------------------------------------------------
                             *- end of 33 months until end of term - 10%

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6. Place of Use

                   Ontario


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7. Depreciation    Class Number:       8
                   Capital Cost allowance Rate:  20% declining balance

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The parties hereto have each executed this Leasing Schedule on the respective dates set forth below and this Schedule shall be deemed to have been executed on the later of such dates.

ROYAL BANK OF CANADA              PSINET LIMITED
------------------------------   ---------------------------------
per                               per  /s/ illegible
------------------------------   ---------------------------------
per                               per  /s/ illegible
------------------------------   ---------------------------------
per                               per
------------------------------   ---------------------------------


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   Exhibit 10.4 The following Exhibits have been omitted, which the Company agrees to furnish supplementally to the Commission upon request:


    Appendix A: Leasing Schedule

    Appendix B to Leasing Schedule #16-66615